                                 AMENDMENT 1 TO
                  AMENDED AND RESTATED PARTICIPATION AGREEMENT

Effective April 30. 2010, the Amended and Restated Participation Agreement (the "Agreement"), dated August 1, 2007, by and among AllianceBernstein L.P., AllianceBernstein Investments, Inc., and Commonwealth Annuity and Life Insurance company), is hereby amended as follows.

     1. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the attached Schedule A.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

ALLIANCEBERNSTEIN  L.P.

By:     /s/ David Lesser
        --------------------------------
Name:   David Lesser
        --------------------------------
Title:  Assistant Secretary
        --------------------------------
Date:   5/25/10
        --------------------------------

ALLIANCEBERNSTEIN INVESTMENTS, INC.

By:     /s/ Andrew L. Gangolf
        --------------------------------
Name:   Andrew L. Gangolf
        --------------------------------
Title:  Assistant Secretary
        --------------------------------
Date:   5/25/10
        --------------------------------

COMMONWEALTH ANNUITY  AND LIFE
INSURANCE COMPANY

By:     /s/ Michael A. Reardon
        --------------------------------
Name:   Michael A. Reardon
        --------------------------------
Title:  President and CEO
        --------------------------------
Date:   7/20/10
        --------------------------------

                                   SCHEDULE A

-------------------------- ------------- ------------- --------------------------------------------------------------
                           1933 ACT      1940 ACT
PRODUCT NAME               NUMBER        NUMBER        PORTFOLIOS
-------------------------- ------------- ------------- --------------------------------------------------------------
Allmerica Value            333-87099     811-6293      AllianceBernstein VPS Growth Portfolio
Generation
("Annuity Scout")
-------------------------- ------------- ------------- --------------------------------------------------------------
DirectedAdvisorySolutions  333-90543     811-6293      AllianceBernstein VPS Growth Portfolio
("Fund Quest")
-------------------------- ------------- ------------- --------------------------------------------------------------
Exec Annuity Plus          33-39702      811-6293      AllianceBernstein VPS Growth and Income Portfolio

                                                       AllianceBernstein VPS Large Cap Growth Portfolio

                                                       AllianceBernstein VPS Small/Mid-Cap Value Portfolio

                                                       AllianceBernstein VPS Value Portfolio
-------------------------- ------------- ------------- --------------------------------------------------------------
Advantage                  33-39702      811-6293      AllianceBernstein VPS Growth and Income Portfolio

                                                       AllianceBernstein VPS Large Cap Growth Portfolio

                                                       AllianceBernstein VPS Small/Mid-Cap Value Portfolio

                                                       AllianceBernstein VPS Value Portfolio
-------------------------- ------------- ------------- --------------------------------------------------------------
Agency C-Shares            333-38274     811-6293      AllianceBernstein VPS Growth and Income Portfolio

                                                       AllianceBernstein VPS Large Cap Growth Portfolio

                                                       AllianceBernstein VPS Small/Mid Cap Value Portfolio

                                                       AllianceBernstein VPS Value Portfolio
-------------------------- ------------- ------------- --------------------------------------------------------------
Select Reward              333-78245     811-6632      AllianceBernstein VPS Global Thematic Growth Portfolio

                                                       AllianceBernstein VPS Growth and Income Portfolio

                                                       AllianceBernstein VPS Large Cap Growth Portfolio

                                                       AllianceBernstein VPS Small/Mid Cap Value Portfolio

                                                       AllianceBernstein VPS Value Portfolio
-------------------------- ------------- ------------- --------------------------------------------------------------
Select Acclaim             333-92115     811-6632      AllianceBernstein VPS Growth and Income Portfolio

                                                       AllianceBernstein VPS Large Cap Growth Portfolio

                                                       AllianceBernstein VPS Small/Mid Cap Value Portfolio

                                                       AllianceBernstein VPS Value Portfolio
-------------------------- ------------- ------------- --------------------------------------------------------------



Select Charter             333-63093     811-6632      AllianceBernstein VPS Global Thematic Growth Portfolio

                                                       AllianceBernstein VPS Growth and Income Portfolio

                                                       AllianceBernstein VPS Large Cap Growth Portfolio

                                                       AllianceBernstein VPS Small/Mid Cap Value Portfolio

                                                       AllianceBernstein VPS Value Portfolio
-------------------------- ------------- ------------- --------------------------------------------------------------
Select Resource            33-47216      811-6632      AllianceBernstein VPS Global Thematic Growth Portfolio

                                                       AllianceBernstein VPS Growth and Income Portfolio

                                                       AllianceBernstein VPS Large Cap Growth Portfolio

                                                       AllianceBernstein VPS Small/Mid-Cap Value Portfolio

                                                       AllianceBernstein VPS Value Portfolio
-------------------------- ------------- ------------- --------------------------------------------------------------
                           1933 ACT      1940 ACT
PRODUCT NAME               NUMBER        NUMBER        PORTFOLIOS
-------------------------- ------------- ------------- --------------------------------------------------------------
Optim-L                    33-86274      811-6632      AllianceBernstein VPS Growth and Income Portfolio

                                                       AllianceBernstein VPS Large Cap Growth Portfolio

                                                       AllianceBernstein VPS Small/Mid-Cap Value Portfolio

                                                       AllianceBernstein VPS Value Portfolio
-------------------------- ------------- ------------- --------------------------------------------------------------
Delaware Medallion (I,     33-44830      811-6293      AllianceBernstein VPS Growth and Income Portfolio
II, III)
                                                       AllianceBernstein VPS Growth Portfolio
                                                       AllianceBernstein VPS
                                                       Global Thematic Growth Portfolio

                                                       AllianceBernstein VPS Large Cap Growth Portfolio
-------------------------- ------------- ------------- --------------------------------------------------------------
Delaware Golden Medallion  333-81281     811-6293      AllianceBernstein VPS Growth and Income Portfolio

                                                       AllianceBernstein VPS Growth Portfolio
                                                       AllianceBernstein VPS
                                                       Global Thematic Growth Portfolio

                                                       AllianceBernstein VPS Large Cap Growth Portfolio
-------------------------- ------------- ------------- --------------------------------------------------------------
Pioneer Vision (I, II)     33-85916      811-8848      AllianceBernstein VPS Large Cap Growth Portfolio

                                                       AllianceBernstein VPS Global Thematic Growth Portfolio
-------------------------- ------------- ------------- --------------------------------------------------------------
Pioneer C-Vision           333-64831     811-8848      AllianceBernstein VPS Large Cap Growth Portfolio



                                                       AllianceBernstein VPS Global Thematic Growth Portfolio
-------------------------- ------------- ------------- --------------------------------------------------------------
Pioneer Xtra Vision        333-81017     811-8848      AllianceBernstein VPS Large Cap Growth Portfolio

                                                       AllianceBernstein VPS Global Thematic Growth Portfolio
-------------------------- ------------- ------------- --------------------------------------------------------------
Pioneer No-Load            333-90535     811-8848      AllianceBernstein VPS Large Cap Growth Portfolio

                                                       AllianceBernstein VPS Global Thematic Growth Portfolio
-------------------------- ------------- ------------- --------------------------------------------------------------
Immediate Advantage        333-81861     811-6293      AllianceBernstein VPS Large Cap Growth Portfolio

                                                       AllianceBernstein VPS Growth and Income Portfolio

                                                       AllianceBernstein VPS Small/Mid Cap Value Portfolio

                                                       AllianceBernstein VPS Value Portfolio
-------------------------- ------------- ------------- --------------------------------------------------------------
Commonwealth Advantage IV  333-141045    811-22024     AllianceBernstein VPS American  Government Income Portfolio

                                                       AllianceBernstein VPS  International Value Portfolio

                                                       AllianceBernstein VPS Small Cap Growth Portfolio

                                                       AllianceBernstein VPS Small/Mid Cap Value Portfolio
-------------------------- ------------- ------------- --------------------------------------------------------------
Commonwealth Preferred     333-141019    811-22024     AllianceBernstein VPS American  Government Income Portfolio
Plus
                                                       AllianceBernstein VPS International Value Portfolio

                                                       AllianceBernstein VPS Small Cap Growth Portfolio

                                                       AllianceBernstein VPS Small/Mid Cap Value Portfolio
-------------------------- ------------- ------------- --------------------------------------------------------------


-------------------------- ------------- ------------- --------------------------------------------------------------
                           1933 ACT      1940 ACT
PRODUCT NAME               NUMBER        NUMBER        PORTFOLIOS
-------------------------- ------------- ------------- --------------------------------------------------------------
Horizon                    333-157121    811-22024     AllianceBernstein VPS International Value Portfolio

                                                       AllianceBernstein VPS Intermediate Bond Portfolio

                                                       AllianceBernstein VPS  Small Cap Growth Portfolio

                                                       AllianceBernstein VPS Small/Mid Cap Value Portfolio
-------------------------- ------------- ------------- --------------------------------------------------------------
VEL 87                     33-14672      811-5183      AllianceBernstein VPS Large Cap Growth Portfolio
-------------------------- ------------- ------------- --------------------------------------------------------------
VEL 91                     33-90320      811-5183      AllianceBernstein VPS Large Cap Growth Portfolio
-------------------------- ------------- ------------- --------------------------------------------------------------
VEL 93                     33-57792      811-7466      AllianceBernstein VPS Large Cap Growth Portfolio
-------------------------- ------------- ------------- --------------------------------------------------------------
Variable Inheiritage       33-70948      811-8120      AllianceBernstein VPS Large Cap Growth Portfolio
-------------------------- ------------- ------------- --------------------------------------------------------------
VUL 2001                   333-84879     811-09529     AllianceBernstein VPS Global Thematic Growth Portfolio

                                                       AllianceBernstein VPS Growth and Income Portfolio

                                                       AllianceBernstein VPS Large Cap Growth Portfolio

                                                       AllianceBernstein VPS Small/Mid Cap Value Portfolio

                                                       AllianceBernstein VPS Value Portfolio
-------------------------- ------------- ------------- --------------------------------------------------------------
Select Life                33-83604      811-8746      AllianceBernstein VPS Large Cap Growth Portfolio

                                                       AllianceBernstein VPS Growth and Income Portfolio
-------------------------- ------------- ------------- --------------------------------------------------------------
Select Inheiritage         33-70948      811-8120      AllianceBernstein VPS Large Cap Growth Portfolio

                                                       AllianceBernstein VPS Growth and Income Portfolio
-------------------------- ------------- ------------- --------------------------------------------------------------
Select Life Plus           333-84879     811-09529     AllianceBernstein VPS Growth and Income Portfolio

                                                       AllianceBernstein VPS Large Cap Growth Portfolio

                                                       AllianceBernstein VPS Small/Mid Cap Value Portfolio

                                                       AllianceBernstein VPS Value Portfolio

                                                       AllianceBernstein VPS Global Thematic Growth Portfolio

-------------------------- ------------- ------------- --------------------------------------------------------------
Select SPL                 333-58551     811-8859      AllianceBernstein VPS Large Cap Growth Portfolio

                                                       AllianceBernstein VPS Global Thematic Growth Portfolio
-------------------------- ------------- ------------- --------------------------------------------------------------
Select Life II             33-83604      811-8746      AllianceBernstein VPS Large Cap Growth Portfolio

                                                       AllianceBernstein VPS Growth and Income Portfolio
-------------------------- ------------- ------------- --------------------------------------------------------------
Select SPL  II             33-84306      811-8746      AllianceBernstein VPS Global Thematic Growth Portfolio

                                                       AllianceBernstein VPS Growth and Income Portfolio

                                                       AllianceBernstein VPS Large Cap Growth Portfolio

                                                       AllianceBernstein VPS Small/Mid Cap Value Portfolio

                                                       AllianceBernstein VPS Value Portfolio
-------------------------- ------------- ------------- --------------------------------------------------------------
-------------------------- ------------- ------------- --------------------------------------------------------------
                           1933 ACT      1940 ACT
PRODUCT NAME               NUMBER        NUMBER        PORTFOLIOS
-------------------------- ------------- ------------- --------------------------------------------------------------
VEL III                    333-58385     811-8857           AllianceBernstein VPS Large Cap Growth Portfolio

("Allmerica Estate
Optimizer")
-------------------------- ------------- ------------------ ---------------------------------------------------------
VUL 2001 Survivorship      333-90995     811-09529          AllianceBernstein VPS Large Cap Growth Portfolio

                                                            AllianceBernstein VPS Growth and Income Portfolio

                                                            AllianceBernstein VPS Small/Mid Cap Value Portfolio

                                                            AllianceBernstein VPS Value Portfolio

                                                            AllianceBernstein VPS Global Thematic Growth Portfolio
-------------------------- ------------- ------------------ ---------------------------------------------------------
Group VEL                  33-82658      811-8704           AllianceBernstein VPS Global Thematic Growth Portfolio

(Standard)                                                  AllianceBernstein VPS Growth and Income Portfolio
-------------------------- ------------- ------------------ ---------------------------------------------------------

                      AMENDMENT TO PARTICIPATION AGREEMENT

This Amendment is made and entered into as of the 1st day of May, 2008, by and between AllianceBernstein L.P. ("Advisor"), AllianceBernstein Investments, Inc. ("Distributor") and Commonwealth Annuity and Life Insurance Company ("Insurance Company"), on its own behalf and on behalf of each separate account of the Insurance Company (each an "Account") identified in the Participation Agreement (as defined below).

WHEREAS, Insurance Company, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. have entered into an Amended and Restated Participation Agreement dated as of August 1, 2007, as may be amended from time to time ("Participation Agreement"), which provides that Alliance Variable Products Series Fund, Inc. ("the Fund") will make available shares of certain portfolios ("Portfolios") for purchase, exchange and redemption by the Insurance Company, on behalf of the Accounts, in order to fund variable annuity contracts and variable life insurance policies contracts ("Contracts") purchased by its customers ("Contract Holders"); and

WHEREAS, the Insurance Company, Adviser and Distributor desire to amend the Participation Agreement as follows:

     1. CERTAIN DEFINITIONS. Unless otherwise defined herein, capitalized terms used herein have the meanings specified in or pursuant to the Agreement.

     2. AMENDMENTS.

     The following shall be added under Section 2. Processing Transactions:

          2.5 NSCC.

          If transactions in Fund shares are to be settled through the National Securities Clearing Corporation's ("NSCC") Mutual Fund Settlement, Entry and Registration Verification (Fund/SERV) system, the following provisions shall apply:

          Each party to this Agreement represents that it or one of its affiliates has entered into the Standard Networking Agreement with the NSCC and it desires to participate in the programs offered by the NSCC Fund/SERV system which provide (i) an automated process whereby the shareholder purchases, redemptions, exchanges and transactions of mutual fund shares are executed through the Fund/SERV system, and (ii) a centralized and standardized communication system for the exchange of customer-level information and account activity through the Fund/SERV Networking system ("Networking").

          For each Fund/SERV transaction, including a transaction establishing accounts with the Fund or its affiliate, the Insurance Company shall provide the Fund with all information necessary or appropriate to establish and maintain each Fund/SERV transaction (and any subsequent changes to such information), which the Company hereby certifies is and shall remain true and correct. The Company shall maintain documents required by the Fund to effect Fund/SERV transactions. Each instruction shall be deemed to be accompanied by a representation by the Company that it has received proper authorization from each person whose purchase, redemption, account transfer or exchange transaction is effected as a result of such instruction.

          The Insurance Company hereby agrees to indemnify the Adviser, the Distributor, their affiliates, and any Fund against losses, including reasonable attorney's fees that may arise from liquidation, exchange, or transfer of only unissued shares upon the Insurance Company's direction. Such indemnification applies only to transactions executed and settled as wire orders from information transmitted via NSCC Fund/SERV. The Insurance Company represents to the Fund, the Adviser, the Underwriter, and affiliates of the Adviser and the Underwriter that all such transactions will be authorized by its customers.

          Such indemnification shall not apply to any losses (including attorney's fees) occasioned by a failure of the Adviser, the Distributor or their affiliates, or the Fund to comply with any of the Insurance Company's instructions governing the liquidation, exchange, or transfer of only unissued shares, or any negligent act or omission of the Adviser, the Underwriter, their affiliates, the Fund, their employees or agents. The Adviser, the Underwriter or their affiliates may only accept transactions placed from the Insurance Company's back office; transactions originating from any other location (including, without limitation of the foregoing, transactions placed through any broker/dealer branch office) may not be accepted. All transactions will be settled upon confirmation of the Insurance Company's NSCC transmission to the Adviser, the Underwriter or their affiliate, or the Fund.

     3. Except as specifically amended hereby, all of the terms and conditions of the Agreement shall continue to be in full force and effect and shall be binding upon the parties in accordance with their respective terms.

     4. Each of the parties hereby represents and warrants that the execution, delivery and performance of this Amendment are within the party's corporate power and have been or will be duly authorized by all necessary corporate action, and this Amendment constitutes the legal, valid and binding obligation of the party in accordance with its terms.

     5. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     6. This Amendment shall be construed in accordance with and be governed by the laws of the State of New York (without reference to choice of law doctrine).

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers or authorized representatives as of May 1, 2008.

ALLIANCEBERNSTEIN L.P.

By: /s/ Marc O. Mayer
    ---------------------------------------
Name: Marc O. Mayer
Title: Executive Vice President

ALLIANCEBERNSTEIN INVESTMENTS, INC.

By: /s/ Daniel A. Nott
    ---------------------------------------
Name: Daniel A. Nott
Title: Assistant Secretary

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

By: /s/ Michael Reardon
    ---------------------------------------
Name: Michael Reardon
Title: President